UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05802)

Exact name of registrant as specified in charter:	Putnam Pennsylvania Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. ROPES & GRAY LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2014

Date of reporting period :	June 1, 2013 — May 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEPX

Putnam Pennsylvania Tax Exempt Income Fund

Annual report
5|31|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Pennsylvania Tax Exempt
Income Fund

Annual report
5 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Financial statements	19
Federal tax information	40
Shareholder meeting results	41
About the Trustees	42
Officers	44

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Single-state investments are at risk of common economic forces and other factors affecting a state’s tax-exempt investments. This may result in greater losses and volatility. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The performance of financial markets in the first half of 2014 has been marked by a significant degree of stability. Investors have regained a positive outlook as economic growth has improved after the setbacks of a harsh winter. The S&P 500 Index and the Dow Jones Industrial Average have risen to record highs, while Treasury yields have gradually sunk lower. Meanwhile, accommodative central bank policies in the United States and elsewhere continue to foster positive sentiment, notwithstanding the fact that the U.S. Federal Reserve has gradually begun to taper its monthly bond purchases.

The relative calm in financial markets contrasts with new disruptions in global affairs. The outbreaks of violent conflict in Ukraine and Iraq have contributed new uncertainties, particularly with regard to energy prices. Markets have generally taken the initial phases of these events in stride, but the risks that these events pose warrant monitoring.

Complex market conditions reinforce why investors can benefit from seeking advice and maintaining a long-term perspective for their financial programs, rather than responding to short-term market movements. Putnam is prepared to serve investors’ goals through a commitment to ongoing fundamental research and a willingness to incorporate new ways of thinking in its investment strategies. This stance has had a positive impact on performance: Barron’s ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending December 2013.

We encourage you to periodically meet with your financial advisor to discuss the range of investment strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — important considerations as you work toward your investment goals.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

July 14, 2014

How Barron’s ranked the fund families:

The Barron’s/Lipper Fund Family Ranking published February 8, 2014, ranked Putnam 1 out of 61 for 2009, 14 out of 57 for 2010, 57 out of 58 for 2011, 1 out of 62 for 2012, and 2 out of 64 for 2013 for the 1-year period with funds in five categories: U.S. equity, world equity, mixed asset, taxable bond, and tax-exempt bond. Putnam ranked 43 out of 54 and 46 out of 48 for the 5- and 10-year periods ending 2009, 41 out of 53 and 38 out of 46 for the 5- and 10-year periods ending 2010, 49 out of 53 and 41 out of 45 for the 5- and 10-year periods ending 2011, 27 out of 53 and 36 out of 46 for the 5- and 10-year periods ending 2012, and 2 out of 55 and 32 out of 48 for the 5- and 10-year periods ending 2013, respectively. Only funds with at least one year of performance were included. Returns were calculated minus the effects of sales charges and 12b-1 fees. Rankings were asset weighted, so larger funds had a greater impact on a fund family’s overall ranking, and then weighted by category, with each category assigned a percentage. Past performance is not indicative of future results. Barron’s is a registered trademark of Dow Jones & Company. Lipper ranked Putnam Pennsylvania Tax Exempt Income Fund 72% (42/58), 67% (36/53), and 38% (17/44) for the 1-, 5-, and 10-year periods, respectively, as of 6/30/14, in the Pennsylvania Municipal Debt Funds category. Lipper rankings for class A shares are based on total return without sales charge relative to all share classes of funds with similar objectives as determined by Lipper.

Performance
snapshot

Annualized total return (%) comparison as of 5/31/14

The fund — class A shares before sales charge
Putnam Pennsylvania Tax Exempt Income Fund (PTEPX)
Fund's benchmark
Barclays Municipal Bond Index
Fund's Lipper peer group average
Pennsylvania Municipal Debt Funds
5.50
6.11
5.62
4.32
5.00
4.12
4.95
5.59
5.41
4.87
5.44
5.20
0.74
3.05
1.24
LIFE OF FUND
(since 7/21/89)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     Pennsylvania Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Thalia Meehan, CFA

Thalia, what was the municipal bond market environment like during the 12 months ended May 31, 2014?

Municipal bonds closed out the reporting period in positive territory, despite considerable month-to-month volatility stemming from headline and interest-rate fears. Interest rates and bond yields generally rose during the first half of the period, as investors grappled with the Federal Reserve’s statements that it was considering a timetable for winding down its stimulative bond-buying program, known as quantitative easing [QE]. Municipal bonds came under selling pressure in the June to August 2013 time frame, despite assurances from the Fed that the scaling back of QE would be tied to improvements in the U.S. economy. Headline credit situations — most notably Detroit’s bankruptcy and Puerto Rico’s credit challenges — also concerned investors, which in turn led to further fund outflows and downward pressure on municipal bond prices.

Municipal bonds rallied after the Fed’s September announcement that it would wait for further evidence of improvement in the labor market before setting a time frame for tapering. Municipal bonds continued this momentum into October, when lawmakers agreed to extend the U.S. borrowing authority, avoiding a possible debt default. However, the asset class lost ground slightly in November and December, as questions about

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/14. See pages 4 and 11–14 for additional fund performance information. Index descriptions can be found on page 16.

Pennsylvania Tax Exempt Income Fund     5

the Fed’s monetary policy caused investors to be more cautious.

The municipal bond markets reversed course in January, posting a gain of almost 2% for the month, as measured by the Barclays Municipal Bond Index. This strong monthly return was sparked by a rally in interest rates, as investors moved to a risk-off mode around fears surrounding weaker-than-anticipated economic data and developing stress in emerging markets. In February, with the U.S. debt ceiling debate settled until March 2015, the environment for the credit markets continued to improve. The positive momentum flowed into March, making the first quarter of 2014 one of the three best for the asset class during the past 20 years. March also saw fiscally strained Puerto Rico come to market with its $3.5 billion in G.O. [general obligation] bonds — the largest bond issuance on record, which was met with solid demand. In April and May, municipal bond prices climbed higher as broader economic data started to pick up and market technicals [supply/demand factors] continued to be a tailwind and helped support bond prices.

What contributed to the improving technicals in the municipal bond market?

Municipal bond issuance, which has been trending down in recent years, continued at a modest pace, and this was beneficial for municipal bond prices. The modest level of new supply has not kept pace with the solid demand from traditional tax-sensitive retail investors as well as from crossover taxable buyers drawn to the competitive yields and attractive relative value offered by this asset class rather than by its tax

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 5/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Pennsylvania Tax Exempt Income Fund

“Our defensive strategies remained in
place, since we expected continued
pressure on interest rates over the
longer term.”

Thalia Meehan

benefit. Meanwhile, inflows to tax-free mutual funds, an important measure of demand, turned slightly positive in the first quarter of 2014 — primarily in tax-free high-yield bond funds. April and May saw a continuation of this strong investor interest. All told, with interest rates still low and fundamental credit quality improving during the period, there was greater investor appetite for the yields offered by the relatively riskier municipal bonds further out on the maturity spectrum as well as for those in the lower-rated, higher-yielding sectors.

How did Putnam Pennsylvania Tax Exempt Income Fund perform against this backdrop?

As the reporting period progressed, the environment became more hospitable for municipal bonds, which were supported by low supply, strong demand, and generally falling interest rates. For the 12 months ended May 31, 2014, the fund generated positive returns but underperformed its benchmark, the Barclays Municipal Bond Index. We believe the fund underperformed its nationally diversified benchmark because of its single-state focus. The fund also lagged the average return of its Lipper peer group. This result was due to the portfolio’s relatively shorter duration positioning, which limited its interest-rate sensitivity and held back its participation in the municipal

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/14. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Pennsylvania Tax Exempt Income Fund     7

bond rally during the second half of the reporting period.

What were your key investment themes?

Our defensive strategies remained in place, since we expected continued pressure on interest rates over the longer term as the Fed unwinds its economic stimulus program and investors adjust their expectations about the central bank’s monetary policy.

Ten-year U.S. Treasury yields were especially volatile in January 2014, initially falling from a high of 3.03% to a low of 2.58% before trading in a defined range for the remainder of the first quarter. The release of some weaker-than-expected economic data, coupled with the Fed’s announcement that it would taper bond purchases by an additional $10 billion per month in February, fueled concern over the pace of economic growth in the United States. Higher-risk assets sold off as investors moved into safe-haven U.S. Treasuries. Comments by Fed Chair Janet Yellen following the central bank’s March meeting seemed to come as somewhat of a surprise to the market, as she implied that interest-rate hikes could begin as early as the first quarter of 2015 if the pace of tapering bond purchases continued on its current path. However, those fears generally had eased by the end of the reporting period.

Amid this volatility, we kept the fund’s duration positioning below that of its Lipper peer group. This included maintaining a slightly higher cash position in the portfolio to help shelter it from price pressures in an interest-rate environment that might be trending higher. We believe carrying slightly higher-than-average cash balances affords the fund greater flexibility to purchase what we consider to be attractively

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Pennsylvania Tax Exempt Income Fund

valued bonds even in a rising-rate environment. We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects. While we believe that conditions are improving at the state and local levels, we continued to underweight local G.O. bonds relative to the Lipper peer group. These securities rely on the taxing power of the issuer and the health of the local economy to make payments on these bonds.

What did this cautious undertone mean for the fund’s positioning during the reporting period?

Relative to the fund’s Lipper peer group, we maintained an overweight exposure to municipal bonds rated A and Baa. The fund’s shorter-duration interest-rate positioning detracted from returns relative to its Lipper peer group as rates moved lower during the second half of the period. In terms of sectors, relative to the fund’s Lipper peer universe, we favored higher education, utility, and continuing-care retirement community bonds. This credit positioning contributed to the fund’s performance. The portfolio’s exposure to Puerto Rico detracted from returns over the period. After Puerto Rico issued new bonds in March 2014, there was short-term improvement in the country’s outlook, and Puerto Rico bonds rallied accordingly. Thus, our underweight positioning detracted from performance relative to the fund’s Lipper peer group for the period.

What is your near-term outlook for the municipal bond market?

Over the course of the reporting period, interest rates and bond yields fell, bond prices rose, and investors appeared more willing to take on risk — suggesting, in our view, that investors believe Fed policy is going to remain accommodative for some time. In the closing weeks of the period, the markets were encouraged by Yellen’s May 7 testimony to lawmakers. Yellen suggested that the central bank would probably end its bond-buying stimulus program in the fall of 2014 if the labor market continued to improve. She noted that “a high degree of monetary accommodation remains warranted” with inflation and employment still far from the central bank’s goals.

Despite the strong start for municipal bonds in 2014 and our belief that the credit outlook for municipal bonds appears solid given improvement in U.S. growth, we still remain cautious and believe that there could be some volatility surrounding supply/demand factors and interest rates in the coming months. With regard to tax policy, we think comprehensive tax reform is unlikely at least until after the 2014 mid-term elections. Over the longer term, we believe federal deficits and pressures around social programs will likely contribute to the ongoing debate for broader tax reform, which could affect the value of municipal bonds.

Against this backdrop, we plan to maintain the fund’s defensive duration because we believe that the municipal bond market’s attractive returns thus far in 2014 can be attributed primarily to a combination of robust demand and limited supply of new bond issuances. We also remain cautious with respect to municipal securities at the lower end of the credit spectrum.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Pennsylvania Tax Exempt Income Fund     9

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury and Susan A. McCormack.

IN THE NEWS

The unusually harsh winter in the United States and the Ukraine conflict led the World Bank to cut its outlook for global economic growth for 2014. In its June “Global Economic Prospects” report, the bank reduced its global growth forecast to 2.8% from the 3.2% projection it issued in January. Fortunately, the reduction reflects the slowdown that occurred during the winter, and developed economies appear poised to bounce back. Growth in the United States and Europe is expected to quicken as the effects of government spending cuts diminish, more people find jobs, and consumer and corporate demand rebounds, the bank reported. Meanwhile, many emerging-market economies continue to face headwinds. The bank also warned of a “hard landing” in China that could weigh down East Asian countries and hurt commodity exporters.

10     Pennsylvania Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(7/21/89)		(7/15/93)		(10/3/06)		(7/3/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	5.50%	5.32%	5.23%	5.23%	4.70%	4.70%	5.15%	5.02%	5.56%
10 years	52.60	46.50	45.04	45.04	41.42	41.42	48.35	43.53	54.98
Annual average	4.32	3.89	3.79	3.79	3.53	3.53	4.02	3.68	4.48
5 years	27.34	22.25	23.47	21.47	22.52	22.52	25.76	21.67	28.93
Annual average	4.95	4.10	4.31	3.97	4.15	4.15	4.69	4.00	5.21
3 years	15.32	10.71	13.22	10.22	12.69	12.69	14.38	10.66	16.10
Annual average	4.87	3.45	4.23	3.30	4.06	4.06	4.58	3.44	5.10
1 year	0.74	–3.29	0.23	–4.64	–0.03	–1.00	0.57	–2.69	0.97

 Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

 Class B share performance reflects conversion to class A shares after eight years.

Pennsylvania Tax Exempt Income Fund     11

Comparative index returns For periods ended 5/31/14

	Barclays Municipal Bond Index	Lipper Pennsylvania Municipal Debt Funds category average*
Annual average (life of fund)	6.11%	5.62%
10 years	62.87	49.94
Annual average	5.00	4.12
5 years	31.26	30.28
Annual average	5.59	5.41
3 years	17.23	16.46
Annual average	5.44	5.20
1 year	3.05	1.24

 Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/14, there were 58, 56, 53, 44, and 8 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 5/31/04 to 5/31/14

 Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,504 and $14,142 respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,353. A $10,000 investment in the fund’s class Y shares would have been valued at $15,498.

12     Pennsylvania Tax Exempt Income Fund

Fund price and distribution information For the 12-month period ended 5/31/14

Distributions	Class A		Class B	Class C	Class M		Class Y
Number	12		12	12	12		12
Income 1	$0.325158		$0.270013	$0.256545	$0.301178		$0.345829
Capital gains 2	—		—	—	—		—
Total	$0.325158		$0.270013	$0.256545	$0.301178		$0.345829
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
5/31/13	$9.44	$9.83	$9.42	$9.44	$9.44	$9.76	$9.45
5/31/14	9.17	9.55	9.16	9.17	9.18	9.49	9.18
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value
Current dividend rate 3	3.42%	3.28%	2.81%	2.65%	3.15%	3.04%	3.64%
Taxable equivalent 4	6.23	5.98	5.12	4.83	5.74	5.54	6.64
Current 30-day SEC yield 5	N/A	2.18	1.66	1.51	N/A	1.94	2.50
Taxable equivalent 4	N/A	3.97	3.03	2.75	N/A	3.54	4.56

 The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 45.14% federal and state combined tax rate for 2014. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Pennsylvania Tax Exempt Income Fund     13

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(7/21/89)		(7/15/93)		(10/3/06)		(7/3/95)		(1/2/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value
Annual average
(life of fund)	5.48%	5.30%	5.21%	5.21%	4.68%	4.68%	5.14%	5.00%	5.54%
10 years	52.05	45.97	44.52	44.52	41.06	41.06	47.98	43.17	54.45
Annual average	4.28	3.85	3.75	3.75	3.50	3.50	4.00	3.65	4.44
5 years	28.05	22.93	24.16	22.16	23.34	23.34	26.46	22.35	29.65
Annual average	5.07	4.22	4.42	4.08	4.28	4.28	4.81	4.12	5.33
3 years	14.77	10.18	12.67	9.67	12.27	12.27	13.96	10.26	15.55
Annual average	4.70	3.28	4.06	3.13	3.93	3.93	4.45	3.31	4.94
1 year	3.95	–0.20	3.31	–1.69	3.27	2.27	3.67	0.30	4.19

 See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y
Total annual operating expenses for the fiscal year ended 5/31/13	0.78%	1.40%	1.55%	1.05%	0.55%
Annualized expense ratio for the six-month period ended 5/31/14*	0.80%	1.42%	1.57%	1.07%	0.57%

 Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

 Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

14     Pennsylvania Tax Exempt Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2013, to May 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.10	$7.27	$8.03	$5.48	$2.92
Ending value (after expenses)	$1,056.10	$1,052.90	$1,052.00	$1,054.60	$1,057.20

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2014, use the following calculation method. To find the value of your investment on December 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*†	$4.03	$7.14	$7.90	$5.39	$2.87
Ending value (after expenses)	$1,020.94	$1,017.85	$1,017.10	$1,019.60	$1,022.09

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Pennsylvania Tax Exempt Income Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5.00% maximum during the first year to 1.00% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16     Pennsylvania Tax Exempt Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2014, Putnam employees had approximately $466,000,000 and the Trustees had approximately $113,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Pennsylvania Tax Exempt Income Fund     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     Pennsylvania Tax Exempt Income Fund

Financial statements

A note about your fund’s auditors

During your fund’s fiscal year, between July 18, 2013, and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Pennsylvania Tax Exempt Income Fund     19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Pennsylvania Tax Exempt Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Pennsylvania Tax Exempt Income Fund (the “fund”) at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 2014

20     Pennsylvania Tax Exempt Income Fund

The fund’s portfolio 5/31/14

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation

AGO Assured Guaranty, Ltd.

AMBAC AMBAC Indemnity Corporation

CIFG CIFG Assurance North America, Inc.

FGIC Financial Guaranty Insurance Company

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds General Obligation Bonds

NATL National Public Finance Guarantee Corp.

Radian Insd. Radian Group Insured

U.S. Govt. Coll. U.S. Government Collateralized

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.4%)*	Rating**	Principal amount	Value
Delaware (0.5%)
DE State Hlth. Facs. Auth. VRDN (Christiana Care), Ser. A, 0.07s, 10/1/38	VMIG1	$1,000,000	$1,000,000
			1,000,000
Guam (1.3%)
Territory of GU, Bus. Privilege Tax Rev. Bonds, Ser. B-1, 5s, 1/1/37	A	750,000	774,795
Territory of GU, Govt. Ltd. Oblig. Rev. Bonds (Section 30), Ser. A, 5 3/4s, 12/1/34	BBB+	1,000,000	1,089,110
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	A–	450,000	471,758
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, 5 1/2s, 10/1/40	BBB	350,000	378,655
			2,714,318
Nevada (0.6%)
Reno, Sales Tax VRDN (Reno Trans. Rail Access Corridor (ReTRAC)), 0.06s, 6/1/42	VMIG1	1,250,000	1,250,000
			1,250,000
Pennsylvania (91.4%)
Allegheny Cnty., G.O. Bonds, Ser. C-72, 5 1/4s, 12/1/33	AA–	2,230,000	2,515,953
Allegheny Cnty., Arpt. Auth. Rev. Bonds (Pittsburgh Intl. Arpt.), Ser. A-1, 5s, 1/1/28	A3	1,000,000	1,076,950
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 6s, 10/15/38	Baa3	945,000	1,006,312
(Robert Morris U.), Ser. A, 5 3/4s, 10/15/40	Baa3	500,000	534,225
(Duquesne U.), Ser. A, 5 1/2s, 3/1/31	A2	1,000,000	1,112,780
(Duquesne U.), 5s, 3/1/33	A2	1,000,000	1,061,500
(Carnegie Mellon U.), Ser. A, 5s, 3/1/24	AA–	500,000	586,315
(Chatham U.), Ser. A, 5s, 9/1/20	BBB	1,180,000	1,326,945
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(U. of Pittsburgh Med.), 5 5/8s, 8/15/39	Aa3	2,000,000	2,239,580
(Children’s Hosp.), NATL, 5 3/8s, 7/1/17 (Escrowed to maturity)	AA–	2,010,000	2,093,516
Ser. A, 5s, 10/15/31	Aa3	1,000,000	1,071,760
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds (Env. Impt. — USX Corp.), 6 7/8s, 5/1/30	BB–	600,000	656,562

Pennsylvania Tax Exempt Income Fund     21

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Allegheny Cnty., Sanitation Auth. Swr. Rev. Bonds, FGIC, NATL, 5s, 12/1/37	AA–	$1,000,000	$1,053,010
Allentown, Neighborhood Impt. Zone Dev. Auth. Rev. Bonds, Ser. A
5s, 5/1/42	Baa2	750,000	768,668
5s, 5/1/35	Baa2	500,000	515,455
Beaver Cnty., Hosp. Auth. Rev. Bonds (Heritage Valley Hlth. Syst., Inc.), 5s, 5/15/26	A+	1,000,000	1,095,650
Berks Cnty., Muni. Auth. Rev. Bonds
(Reading Hosp. & Med. Ctr.), Ser. A-3, 5 1/2s, 11/1/31	AA	2,000,000	2,266,000
(Albright College), 5 3/8s, 10/1/28	Ba1	735,000	735,228
Bethel Park, School Dist. G.O. Bonds, 5.1s, 8/1/33	Aa2	1,000,000	1,139,610
Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (US Steel Corp.), 6 3/4s, 6/1/26	BB–	500,000	562,420
Burrell, PA School Dist. G.O. Bonds, Ser. A, AGM, 5s, 7/15/25	A1	1,000,000	1,053,280
Butler, Area School Dist. G.O. Bonds, 5 1/4s, 10/1/26	A+	1,500,000	1,663,500
Catasauqua, Area School Dist. G.O. Bonds, AGM, 5s, 2/15/26	AA	1,000,000	1,055,640
Centennial, School Dist., Bucks Cnty. G.O. Bonds, Ser. A, 5s, 12/15/37	Aa2	2,000,000	2,285,280
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds (West Chester U. Student Hsg., LLC), Ser. A, 5s, 8/1/45	Baa3	1,000,000	1,024,300
Crawford Cnty., Indl. Dev. Auth. Rev. Bonds (Allegheny College), Ser. A, 6s, 11/1/31	A3	1,000,000	1,133,500
Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A, 5.15s, 1/1/18	BBB+/F	730,000	781,531
(Diakon Lutheran Ministries), 5s, 1/1/36	BBB+/F	1,860,000	1,880,051
(Dickinson College), 5s, 11/1/32	A+	1,000,000	1,103,050
(Diakon Lutheran Ministries), 5s, 1/1/27	BBB+/F	750,000	773,160
Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds (Pinnacle Hlth. Syst.), Ser. A, 6s, 6/1/29	A	1,500,000	1,674,015
Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds (Dauphin Cons. Wtr. Supply), Ser. A, 6.9s, 6/1/24	A–	1,000,000	1,262,390
Delaware River Joint Toll Bridge Comm. Rev. Bonds, Ser. A
NATL, 5s, 7/1/27	AA–	1,000,000	1,084,040
5s, 7/1/22	A2	200,000	234,278
Delaware River Port Auth. PA & NJ Rev. Bonds
Ser. D, 5s, 1/1/40	A	800,000	853,600
5s, 1/1/30	A	1,000,000	1,131,550
Downingtown, Area School Dist. G.O. Bonds, Ser. AA, 5s, 11/1/28	Aaa	1,875,000	2,128,238
Doylestown, Hosp. Auth. Rev. Bonds (Doylestown Hosp.), Ser. A, 5s, 7/1/25	Baa2	500,000	535,755

22     Pennsylvania Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds (Student Svcs., Inc. Student Hsg. at Millersville U. of PA)
5s, 7/1/34	Baa3	$200,000	$206,874
5s, 7/1/30	Baa3	410,000	431,992
East Stroudsburg, Area School Dist. G.O. Bonds, AGM, 5s, 9/1/27	A1	1,500,000	1,632,540
Economy, Muni. Auth. Swr. Rev. Bonds, AGM, 5s, 12/15/28 (Prerefunded 12/15/14)	AA	2,665,000	2,733,224
Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Gannon U.), Ser. A, 5 3/8s, 5/1/30	Baa2	1,000,000	1,082,060
(Mercyhurst College), 5.35s, 3/15/28	BBB	1,000,000	1,081,990
Franklin Cnty., Indl. Dev. Auth. Rev. Bonds (Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	2,000,000	2,109,440
Geisinger, Auth. VRDN (Geisinger Hlth. Syst.), Ser. C, 0.04s, 8/1/28	VMIG1	2,000,000	2,000,000
Gen. Auth. of South Central Rev. Bonds (York College of PA), 5 1/2s, 11/1/31	A	750,000	836,445
Harrisburg, Wtr. Auth. Rev. Bonds, 5 1/8s, 7/15/28	BB–/P	1,000,000	981,730
Indiana Cnty., Indl. Dev. Auth. Rev. Bonds (Student Co-op Assn., Inc.), 5s, 5/1/33	A–	1,000,000	1,050,580
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Lancaster Gen. Hosp.), Ser. A, 5s, 3/15/26	Aa3	1,000,000	1,057,870
Lancaster Cnty., Hosp. Auth. VRDN (Masonic Homes), Ser. D, 0.07s, 7/1/34	A-1	1,785,000	1,785,000
Lancaster Cnty., Hosp. Auth. Hlth. Facs. Rev. Bonds (Saint Anne’s Retirement Cmnty., Inc.), 5s, 4/1/27	BB+/F	1,000,000	1,009,600
Lancaster, Higher Ed. Auth. College Rev. Bonds (Franklin & Marshall College), 5s, 4/15/29	AA–	1,000,000	1,097,700
Lancaster, Indl. Dev. Auth. Rev. Bonds (Garden Spot Village Obligated Group), 5 3/8s, 5/1/28	BBB	500,000	536,350
Langhorne Manor Boro., Higher Edl. & Hlth. Auth. Rev. Bonds (Woods Svcs.), 5s, 11/15/22	A–	1,015,000	1,150,888
Lehigh Cnty., Gen. Purpose Hosp. Rev. Bonds (Lehigh Valley Hlth. Network), Ser. A, AGM, 5s, 7/1/25	AA	1,360,000	1,444,252
Luzerne Cnty., Indl. Dev. Auth. Wtr. Fac. Rev. Bonds (American Wtr. Co.), 5 1/2s, 12/1/39	A1	1,250,000	1,383,125
Lycoming Cnty., Auth. Rev. Bonds, 5s, 5/1/26	A	1,000,000	1,094,860
Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds (Susquehanna Hlth. Syst.), Ser. A, 5 3/4s, 7/1/39	BBB+	2,000,000	2,126,200
McKeesport, Muni. Auth. Swr. Rev. Bonds, 5 3/4s, 12/15/39	A–	1,750,000	1,909,635
Monroe Cnty., Hosp. Auth. Rev. Bonds (Pocono Med. Ctr.)
5 1/8s, 1/1/37	A–	2,000,000	2,043,020
Ser. A, 5s, 1/1/32	A–	500,000	523,395

Pennsylvania Tax Exempt Income Fund     23

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev. Bonds (Arcadia U.)
5 5/8s, 4/1/40	BBB	$1,000,000	$1,047,620
5 1/4s, 4/1/30	BBB	1,060,000	1,114,685
Montgomery Cnty., Indl. Auth. Resource Recvy. Rev. Bonds (Germantown Academy), 4s, 10/1/22	BBB+	965,000	1,033,390
Montgomery Cnty., Indl. Dev. Auth. Rev. Bonds
(Montenay Resource Recvy.), Ser. A, NATL, 5 1/4s, 11/1/14	AA–	2,145,000	2,176,253
(Acts Retirement-Life Cmnty.), 5s, 11/15/28	BBB+	1,250,000	1,338,750
Montgomery Cnty., Indl. Dev. Auth. Retirement Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.), Ser. A-1, 6 1/4s, 11/15/29	BBB+	1,125,000	1,290,409
Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev. Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	2,250,000	2,367,675
Nazareth, Area School Dist. G.O. Bonds, Ser. A, AGM, 5s, 2/15/28 (Prerefunded 8/15/14)	Aa3	1,525,000	1,539,579
New Wilmington, Muni. Auth. Rev. Bonds (Westminster College), Ser. GG4, Radian Insd., 5 1/8s, 5/1/33	A–/P	1,000,000	1,018,460
Northampton Cnty., Gen. Purpose Auth. Rev. Bonds (Lehigh U.), 5 1/2s, 11/15/33	Aa2	1,500,000	1,706,670
Northampton Cnty., Hosp. Auth. Rev. Bonds (St. Luke’s Hosp. — Bethlehem), Ser. A, 5 1/2s, 8/15/35	A3	2,000,000	2,109,980
Northhampton Cnty., Rev. Bonds (Moravian College), 5s, 7/1/31	A–	1,000,000	1,047,300
PA Rev. Bonds (Philadelphia Biosolids Fac.), 6 1/4s, 1/1/32	Baa3	250,000	268,420
PA Cmnwlth. Fin. Auth. Rev. Bonds, Ser. B, AGO, 5s, 6/1/31	AA	1,500,000	1,638,840
PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds (Amtrak), Ser. A, 5s, 11/1/32	A1	500,000	540,205
PA Econ. Dev. Fin. Auth. Poll. Control Rev. Bonds (PPL Elec. Util. Corp..), 4s, 10/1/23	A2	1,000,000	1,067,290
PA Econ. Dev. Fin. Auth. Solid Waste Disp. Mandatory Put Bonds (7/1/2014) (Republic Services, Inc.), Ser. A, 0.45s, 4/1/19	A–2	750,000	750,008
PA Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Procter & Gamble Paper), 5 3/8s, 3/1/31	AA–	1,000,000	1,207,590
PA Econ. Dev. Fin. Auth. Wtr. Fac. Rev. Bonds (American Wtr. Co.), 6.2s, 4/1/39	A1	1,100,000	1,241,152
PA Hsg. Fin. Agcy. Rev. Bonds
(Single Fam. Mtge.), Ser. 108B, 4 3/4s, 10/1/28	AA+	2,000,000	2,109,460
Ser. 110A, 4 3/4s, 10/1/25	AA+	945,000	1,003,307
PA State G.O. Bonds, Ser. 1
5s, 11/15/30	Aa2	1,500,000	1,728,045
5s, 6/1/21	Aa2	750,000	899,918
5s, 11/15/19	Aa2	1,500,000	1,777,920

24     Pennsylvania Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Econ. Dev. Fin. Auth. Rev. Bonds
(Forum PL), 5s, 3/1/34	AA–	$2,000,000	$2,140,160
(Unemployment Compensation), Ser. B, 5s, 7/1/21	Aaa	1,000,000	1,129,580
PA State Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds (Colver), Ser. F, AMBAC, 5s, 12/1/15	BBB–	850,000	880,413
PA State Fin., Auth. Rev. Bonds (Penn Hills), Ser. B, AMBAC, zero %, 12/1/27	A/P	1,000,000	570,010
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Drexel U.), Ser. A, 5 1/8s, 5/1/36	A	1,000,000	1,077,290
(Assn. Indpt. Colleges & U. — Gwynedd-Mercy), Ser. GG5, Radian Insd., 5 1/8s, 5/1/32	BBB	1,020,000	1,048,070
(St. Joseph’s U.), Ser. A, 5s, 11/1/40	A–	1,000,000	1,057,740
(Thomas Jefferson U.), 5s, 3/1/40	A1	1,000,000	1,058,150
(La Salle U.), 5s, 5/1/37	BBB	500,000	532,815
(Indiana U.), Ser. A, 5s, 7/1/32	BBB+	500,000	531,715
(Thomas Jefferson U.), 5s, 3/1/32	A1	500,000	548,765
(Philadelphia U.), 5s, 6/1/30	Baa2	200,000	206,668
(U. of PA), Ser. B, 5s, 9/1/25	AA+	1,150,000	1,328,894
(Philadelphia U.), 5s, 6/1/22	Baa2	330,000	361,634
PA State Higher Edl. Fac. Auth. Student Hsg. Rev. Bonds (East Stroudsburg U.), 5s, 7/1/42	Baa3	700,000	714,294
PA State Higher Edl. Facs. Auth. AICUP Fin. Program Rev. Bonds (Delaware Valley College of Science & Agriculture), Ser. LL1
5s, 11/1/42	Baa3	500,000	505,105
5s, 11/1/27	Baa3	400,000	428,308
PA State Indl. Dev. Auth. Rev. Bonds
5 1/2s, 7/1/23	A1	1,755,000	1,959,914
U.S. Govt. Coll., 5 1/2s, 7/1/23 (Prerefunded 7/1/18)	AAA/P	245,000	289,776
PA State Pub. School Bldg. Auth. Rev. Bonds
(Northampton Cnty. Area Cmnty. College), Ser. A, 5s, 6/15/34	AA	1,220,000	1,325,774
(Richland School Dist.), FGIC, 5s, 11/15/29 (Prerefunded 11/15/14)	AAA/P	5,000,000	5,107,250
(Career Inst. of Tech.), NATL, 5s, 11/15/28 (Prerefunded 5/15/15)	A1	1,000,000	1,045,600
(Delaware Cnty. Cmnty. College), AGM, 5s, 10/1/27	A1	1,250,000	1,346,225
(Northampton Cnty.), Ser. B, AMBAC, 5s, 9/1/24 (Prerefunded 9/1/14)	A+/P	3,280,000	3,318,015
(School Dist. Philadelphia), Ser. B, AGM, 4 3/4s, 6/1/30	AA	2,000,000	2,109,540
PA State Tpk. Comm. Rev. Bonds
(Motor License Fund), 5s, 12/1/42	A1	1,000,000	1,078,270
Ser. A, 5s, 12/1/38	A1	600,000	664,008
(Motor License Fund), Ser. A1, 5s, 12/1/38	A1	2,000,000	2,127,120
Ser. A, AMBAC, 5s, 12/1/34	A1	2,055,000	2,083,071

Pennsylvania Tax Exempt Income Fund     25

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Tpk. Comm. Rev. Bonds
Ser. B, 5s, 12/1/22	A1	$2,075,000	$2,375,149
zero %, 12/1/37	A1	1,000,000	726,140
zero %, 12/1/34	A1	2,250,000	1,642,748
PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds
(2003 PA Tpk.), Ser. C, NATL, 5s, 12/1/28	AA	1,290,000	1,426,211
Ser. C, zero %, 12/1/38	AA	3,000,000	1,038,180
PA State U. Rev. Bonds
5s, 3/1/35	Aa2	1,000,000	1,123,230
5s, 9/1/29	Aa2	1,400,000	1,466,598
PA State, Higher Edl. Facs. Auth. Rev. Bonds
(Shippensburg U. Student Svcs.), 5s, 10/1/35	Baa3	250,000	258,233
(Temple U.), Ser. 1, 5s, 4/1/32	Aa3	500,000	552,365
Pennsbury, School Dist. G.O. Bonds, AGM, 5s, 8/1/25 (Prerefunded 8/1/14)	Aa2	2,000,000	2,015,340
Philadelphia, G.O. Bonds
Ser. B, AGO, 7 1/8s, 7/15/38 (Prerefunded 7/15/16)	AA	500,000	571,510
CIFG, 5s, 8/1/23	A+	1,980,000	2,101,790
Philadelphia, Arpt. Rev. Bonds, Ser. D, 5 1/4s, 6/15/25	A+	1,500,000	1,698,165
Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Global Leadership Academy), 6 3/8s, 11/15/40	BBB–	945,000	987,780
(Master Charter School), 6s, 8/1/35	BBB+	500,000	536,030
Philadelphia, Gas Wks. Rev. Bonds
Ser. 9, 5 1/4s, 8/1/40	BBB+	1,250,000	1,406,275
Ser. A-1, AGM, 5s, 9/1/26	AA	2,000,000	2,015,000
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds (Graduate Hlth. Syst. Oblig. Group)
7 1/4s, 7/1/18 (In default) †	D/P	2,299,601	2,875
6 5/8s, 7/1/21 (In default) †	D/P	679,545	849
Philadelphia, Hosp. & Higher Edl. Fac. Auth. VRDN (Children’s Hosp. of PA), Ser. B, 0.07s, 7/1/25	VMIG1	2,160,000	2,160,000
Philadelphia, Redev. Auth. Rev. Bonds (Transformation Initiative), 5s, 4/15/26	A+	1,000,000	1,108,100
Philadelphia, School Dist. G.O. Bonds, Ser. A, AMBAC, 5s, 8/1/22	Aa3	1,000,000	1,032,640
Pittsburgh, G.O. Bonds, Ser. B, 5s, 9/1/25	A1	1,250,000	1,437,200
Reading, G.O. Bonds, AGM, 5s, 11/1/29	A2	2,000,000	2,142,520
Snyder Cnty., Higher Ed. Auth. Rev. Bonds (Susquehanna U.), 5s, 1/1/38	A2	1,000,000	1,063,910
Susquehanna, Area Regl. Arpt. Syst. Auth. Rev. Bonds, Ser. A
6 1/2s, 1/1/38	Baa3	575,000	628,027
5s, 1/1/27	Baa3	350,000	381,819
U. of Pittsburgh of the Cmnwlth. Sys. of Higher Ed. Rev. Bonds, Ser. B, 5s, 9/15/28	Aa1	1,600,000	1,838,224

26     Pennsylvania Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Upper Moreland Twp., School Dist. G.O. Bonds, AGO, 5s, 9/1/28	Aa2	$1,635,000	$1,787,088
Washington Cnty., Hosp. Auth. Rev. Bonds (WA Hosp.), AMBAC, 5 1/2s, 7/1/17	Baa2	1,200,000	1,316,724
Washington Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev. Bonds (First Mtge. AHF/Central), 8 1/2s, 1/1/29	B/P	226,000	227,320
West Mifflin, Area School Dist. G.O. Bonds, AGM, 5 1/8s, 4/1/31	AA	1,500,000	1,635,315
West York, School Dist. G.O. Bonds, 5s, 4/1/22	AA–	1,215,000	1,431,513
Wilkes-Barre, Fin. Auth. Rev. Bonds
(U. of Scranton), 5s, 11/1/40	A	1,000,000	1,070,000
(U. of Scranton), 5s, 11/1/35	A	1,000,000	1,080,050
(Wilkes U.), 5s, 3/1/22	BBB	625,000	657,300
			187,923,685
Puerto Rico (3.9%)
Children’s Trust Fund Tobacco Settlement (The) Rev. Bonds
5 1/2s, 5/15/39	Ba1	1,760,000	1,629,725
5 3/8s, 5/15/33	BBB	690,000	690,055
Cmnwlth. of PR, G.O. Bonds, Ser. A, FGIC, 5 1/2s, 7/1/21	BB+	1,000,000	797,220
Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds, Ser. A, 6s, 7/1/38	BB+	1,000,000	796,660
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. A, 5s, 7/1/42	BBB	625,000	373,150
Ser. WW, 5s, 7/1/28	BBB	500,000	316,275
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. AA
NATL, 5 1/2s, 7/1/18	AA–	65,000	68,556
NATL, U.S. Govt. Coll., 5 1/2s, 7/1/18 (Escrowed to maturity)	A3	1,435,000	1,699,155
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds FRN, Ser. AA-2, 5.3s, 7/1/35	Ba1	350,000	271,513
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. C, 5 1/4s, 8/1/41	A+	950,000	733,989
Ser. C, 5 1/4s, 8/1/40	AA–	500,000	447,745
Ser. A, NATL, zero %, 8/1/43	AA–	1,000,000	154,432
			7,978,475
Virgin Islands (0.7%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	400,000	417,516
Ser. A-1, 5s, 10/1/39	Baa2	600,000	615,456
Ser. A, 5s, 10/1/25	Baa2	450,000	500,112
			1,533,084

TOTAL INVESTMENTS
Total investments (cost $194,002,806)	$202,399,562

Pennsylvania Tax Exempt Income Fund     27

	Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2013 through May 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $205,652,702.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

†	Non-income-producing security.
	The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.
	The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	20.9%
	Health care	17.7
	Local debt	14.0
	The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):
	AGM	10.1%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$202,399,562	$—
Totals by level	$—	$202,399,562	$—

The accompanying notes are an integral part of these financial statements.

28     Pennsylvania Tax Exempt Income Fund

	Statement of assets and liabilities 5/31/14
	ASSETS
	Investment in securities, at value (Note 1):
	Unaffiliated issuers (identified cost $194,002,806)	$202,399,562
	Cash	1,284,517
	Interest and other receivables	2,597,325
	Receivable for shares of the fund sold	59,347
	Receivable for investments sold	15,092
	Prepaid assets	577
	Total assets	206,356,420
	LIABILITIES
	Payable for shares of the fund repurchased	271,518
	Payable for compensation of Manager (Note 2)	74,793
	Payable for custodian fees (Note 2)	3,440
	Payable for investor servicing fees (Note 2)	16,545
	Payable for Trustee compensation and expenses (Note 2)	83,308
	Payable for administrative services (Note 2)	587
	Payable for distribution fees (Note 2)	89,190
	Payable for auditing and tax fees	57,851
	Distributions payable to shareholders	81,862
	Other accrued expenses	24,624
	Total liabilities	703,718
	Net assets	$205,652,702

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$202,002,844
	Distributions in excess of net investment income (Note 1)	(190,645)
	Accumulated net realized loss on investments (Note 1)	(4,556,253)
	Net unrealized appreciation of investments	8,396,756
	Total — Representing net assets applicable to capital shares outstanding	$205,652,702
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($164,823,356 divided by 17,973,011 shares)	$9.17
	Offering price per class A share (100/96.00 of $9.17)*	$9.55
	Net asset value and offering price per class B share ($5,148,003 divided by 562,226 shares)**	$9.16
	Net asset value and offering price per class C share ($24,972,479 divided by 2,722,081 shares)**	$9.17
	Net asset value and redemption price per class M share ($3,964,575 divided by 431,956 shares)	$9.18
	Offering price per class M share (100/96.75 of $9.18)†	$9.49
	Net asset value, offering price and redemption price per class Y share ($6,744,289 divided by 734,597 shares)	$9.18
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Pennsylvania Tax Exempt Income Fund     29

Statement of operations Year ended 5/31/14
INTEREST INCOME	$9,391,883

EXPENSES
Compensation of Manager (Note 2)	917,519
Investor servicing fees (Note 2)	104,420
Custodian fees (Note 2)	8,096
Trustee compensation and expenses (Note 2)	15,382
Distribution fees (Note 2)	724,004
Administrative services (Note 2)	5,339
Other	125,945
Total expenses	1,900,705
Expense reduction (Note 2)	(902)
Net expenses	1,899,803
Net investment income	7,492,080

Net realized loss on investments (Notes 1 and 3)	(2,847,544)
Net realized loss on swap contracts (Note 1)	(213,114)
Net realized loss on futures contracts (Note 1)	(13,506)
Net unrealized depreciation of investments during the year	(4,885,050)
Net loss on investments	(7,959,214)
Net decrease in net assets resulting from operations	$(467,134)

The accompanying notes are an integral part of these financial statements.

30     Pennsylvania Tax Exempt Income Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/14	Year ended 5/31/13
Operations:
Net investment income	$7,492,080	$8,493,047
Net realized gain (loss) on investments	(3,074,164)	239,435
Net unrealized depreciation of investments	(4,885,050)	(1,333,314)
Net increase (decrease) in net assets resulting from operations	(467,134)	7,399,168
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(1,821)	(14,566)
Class B	(60)	(526)
Class C	(293)	(2,332)
Class M	(43)	(323)
Class Y	(78)	(536)
From tax-exempt net investment income
Class A	(6,069,553)	(6,950,874)
Class B	(172,830)	(208,903)
Class C	(776,967)	(864,316)
Class M	(135,193)	(139,736)
Class Y	(289,368)	(286,124)
Increase (decrease) from capital share transactions (Note 4)	(31,962,740)	4,406,607
Total increase (decrease) in net assets	(39,876,080)	3,337,539
NET ASSETS
Beginning of year	245,528,782	242,191,243
End of year (including distributions in excess of net investment income of $190,645 and $201,175, respectively)	$205,652,702	$245,528,782

The accompanying notes are an integral part of these financial statements.

Pennsylvania Tax Exempt Income Fund     31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
May 31, 2014	$9.44	.33	(.27)	.06	(.33)	(.33)	—	—	$9.17	.74	$164,823.79		3.67	7
May 31, 2013	9.48	.34	(.04)	.30	(.34)	(.34)	—	—	9.44	3.14	191,752.78		3.52	6
May 31, 2012	8.88	.36	.60	.96	(.36)	(.36)	—	—[c,d]	9.48	10.99	196,747.79		3.87	5
May 31, 2011	9.10	.37	(.22)	.15	(.37)	(.37)	—	—[c,e]	8.88	1.67	171,516.79		4.11	13
May 31, 2010	8.73	.37	.37	.74	(.37)	(.37)	—[c]	—	9.10	8.61	171,708	.82[f]	4.10[f]	8
Class B
May 31, 2014	$9.42	.27	(.26)	.01	(.27)	(.27)	—	—	$9.16	.23	$5,148	1.41	3.05	7
May 31, 2013	9.47	.28	(.05)	.23	(.28)	(.28)	—	—	9.42	2.40	7,041	1.40	2.90	6
May 31, 2012	8.87	.30	.60	.90	(.30)	(.30)	—	—[c,d]	9.47	10.32	7,174	1.41	3.26	5
May 31, 2011	9.09	.31	(.22)	.09	(.31)	(.31)	—	—[c,e]	8.87	1.02	7,827	1.41	3.47	13
May 31, 2010	8.72	.31	.37	.68	(.31)	(.31)	—[c]	—	9.09	7.94	11,283	1.45[f]	3.47[f]	8
Class C
May 31, 2014	$9.44	.26	(.27)	(.01)	(.26)	(.26)	—	—	$9.17	(.03)	$24,972	1.56	2.90	7
May 31, 2013	9.48	.26	(.04)	.22	(.26)	(.26)	—	—	9.44	2.35	32,807	1.55	2.75	6
May 31, 2012	8.88	.29	.60	.89	(.29)	(.29)	—	—[c,d]	9.48	10.14	29,487	1.56	3.10	5
May 31, 2011	9.10	.30	(.22)	.08	(.30)	(.30)	—	—[c,e]	8.88	.88	22,934	1.56	3.34	13
May 31, 2010	8.73	.30	.37	.67	(.30)	(.30)	—[c]	—	9.10	7.77	20,917	1.60[f]	3.33[f]	8
Class M
May 31, 2014	$9.44	.30	(.26)	.04	(.30)	(.30)	—	—	$9.18	.57	$3,965	1.06	3.40	7
May 31, 2013	9.48	.31	(.04)	.27	(.31)	(.31)	—	—	9.44	2.86	4,453	1.05	3.25	6
May 31, 2012	8.89	.33	.59	.92	(.33)	(.33)	—	—[c,d]	9.48	10.56	4,000	1.06	3.61	5
May 31, 2011	9.11	.35	(.23)	.12	(.34)	(.34)	—	—[c,e]	8.89	1.38	3,641	1.06	3.82	13
May 31, 2010	8.73	.34	.38	.72	(.34)	(.34)	—[c]	—	9.11	8.42	4,133	1.10[f]	3.83[f]	8
Class Y
May 31, 2014	$9.45	.35	(.27)	.08	(.35)	(.35)	—	—	$9.18	.97	$6,744.56		3.90	7
May 31, 2013	9.48	.36	(.03)	.33	(.36)	(.36)	—	—	9.45	3.48	9,476.55		3.76	6
May 31, 2012	8.89	.38	.59	.97	(.38)	(.38)	—	—[c,d]	9.48	11.13	4,784.56		4.07	5
May 31, 2011	9.11	.39	(.22)	.17	(.39)	(.39)	—	—[c,e]	8.89	1.90	1,550.56		4.31	13
May 31, 2010	8.73	.39	.38	.77	(.39)	(.39)	—[c]	—	9.11	9.01	2,290	.60[f]	4.34[f]	8

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011.

e Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
May 31, 2010	0.02%

The accompanying notes are an integral part of these financial statements.

32	Pennsylvania Tax Exempt Income Fund	Pennsylvania Tax Exempt Income Fund	33

Notes to financial statements 5/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2013 through May 31, 2014.

Putnam Pennsylvania Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Pennsylvania personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate-to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined

34     Pennsylvania Tax Exempt Income Fund

as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Futures contracts The fund uses futures contracts that were part of a tactical duration allocation.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, that were part of a tactical duration allocation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence,

Pennsylvania Tax Exempt Income Fund     35

the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At May 31, 2014, the fund had a capital loss carryover of $3,979,933 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$508,075	$2,095,457	$2,603,532	*
761,850	—	761,850	May 31, 2017
410,182	—	410,182	May 31, 2018
204,369	—	204,369	May 31, 2019

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $545,875 recognized during the period between November 1 and May 31, 2014 to its fiscal year ending May 31, 2015.

36     Pennsylvania Tax Exempt Income Fund

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, from defaulted bond interest and from straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $35,344 to increase distributions in excess of net investment income and $35,344 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,498,386
Unrealized depreciation	(4,005,047)
Net unrealized appreciation	8,493,339
Undistributed tax-exempt income	429,964
Undistributed ordinary income	9,679
Capital loss carryforward	(3,979,933)
Post-October capital loss	(545,875)
Cost for Federal Income Tax Purposes:	$193,906,223

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Pennsylvania Tax Exempt Income Fund     37

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$82,556
Class B	2,791
Class C	13,384
Class M	1,988
Class Y	3,701
Total	$104,420

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $902 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $121, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$385,988
Class B	47,902
Class C	270,068
Class M	20,046
Total	$724,004

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,881 and $205 from the sale of class A and class M shares, respectively, and received $4,572 and $675 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $14,030,842 and $39,796,542, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

38     Pennsylvania Tax Exempt Income Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/14		Year ended 5/31/13
Class A	Shares	Amount	Shares	Amount
Shares sold	1,679,039	$15,150,358	2,698,713	$25,752,975
Shares issued in connection with reinvestment of distributions	589,558	5,270,590	618,053	5,895,614
	2,268,597	20,420,948	3,316,766	31,648,589
Shares repurchased	(4,616,774)	(41,308,153)	(3,756,881)	(35,841,214)
Net decrease	(2,348,177)	$(20,887,205)	(440,115)	$(4,192,625)

	Year ended 5/31/14		Year ended 5/31/13
Class B	Shares	Amount	Shares	Amount
Shares sold	17,207	$154,940	105,250	$1,000,011
Shares issued in connection with reinvestment of distributions	17,565	156,796	19,906	189,662
	34,772	311,736	125,156	1,189,673
Shares repurchased	(219,597)	(1,961,102)	(135,999)	(1,298,488)
Net decrease	(184,825)	$(1,649,366)	(10,843)	$(108,815)

	Year ended 5/31/14		Year ended 5/31/13
Class C	Shares	Amount	Shares	Amount
Shares sold	222,797	$2,000,244	764,153	$7,291,909
Shares issued in connection with reinvestment of distributions	80,457	719,397	81,979	782,159
	303,254	2,719,641	846,132	8,074,068
Shares repurchased	(1,056,701)	(9,419,805)	(481,273)	(4,592,591)
Net increase (decrease)	(753,447)	$(6,700,164)	364,859	$3,481,477

	Year ended 5/31/14		Year ended 5/31/13
Class M	Shares	Amount	Shares	Amount
Shares sold	15,613	$139,448	70,591	$674,021
Shares issued in connection with reinvestment of distributions	13,817	123,624	13,242	126,396
	29,430	263,072	83,833	800,417
Shares repurchased	(69,011)	(610,561)	(34,034)	(324,145)
Net increase (decrease)	(39,581)	$(347,489)	49,799	$476,272

	Year ended 5/31/14		Year ended 5/31/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	249,416	$2,228,254	625,449	$5,958,674
Shares issued in connection with reinvestment of distributions	30,848	275,929	28,227	269,511
	280,264	2,504,183	653,676	6,228,185
Shares repurchased	(548,839)	(4,882,699)	(154,941)	(1,477,887)
Net increase (decrease)	(268,575)	$(2,378,516)	498,735	$4,750,298

Pennsylvania Tax Exempt Income Fund     39

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund concentrates a majority of its investments in the state of Pennsylvania and may be affected by economic and political developments in that state.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	—*
OTC total return swap contracts (notional)	$320,000

*For the reporting period, the transactions were minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(13,506)	$(213,114)	$(226,620)
Total	$(13,506)	$(213,114)	$(226,620)

Federal tax information (Unaudited)

The fund has designated 99.97% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

40     Pennsylvania Tax Exempt Income Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

		Votes for	Votes withheld
Liaquat Ahamed		17,237,426	845,861
Ravi Akhoury		17,259,249	824,038
Barbara M. Baumann		17,306,596	776,691
Jameson A. Baxter		17,288,557	794,730
Charles B. Curtis		17,269,956	813,331
Robert J. Darretta		17,285,591	797,696
Katinka Domotorffy		17,289,446	793,841
John A. Hill		17,231,700	851,587
Paul L. Joskow		17,317,760	765,527
Kenneth R. Leibler		17,264,490	818,797
Robert E. Patterson		17,289,525	793,762
George Putnam, III		17,321,259	762,028
Robert L. Reynolds		17,276,746	806,541
W. Thomas Stephens		17,268,617	814,670
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
13,067,245	488,908	952,986	3,574,148
A proposal to adopt an Amended and Restated Declaration of Trust was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
13,073,277	435,675	1,000,190	3,574,145

All tabulations are rounded to the nearest whole number.

Pennsylvania Tax Exempt Income Fund     41

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

42     Pennsylvania Tax Exempt Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

 The address of each Trustee is One Post Office Square, Boston, MA 02109.

 As of May 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Pennsylvania Tax Exempt Income Fund     43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison
Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer
Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer
Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer
Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk
Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer
Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer
Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President
Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer
Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44     Pennsylvania Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Auditor

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

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AN054
288479 7/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2014	$47,903	$ —	$11,522	$ —
May 31, 2013	$51,805	$ —	$11,521	$ —

For the fiscal years ended May 31, 2014 and May 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $511,522 and $ 159,021 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2014	$ —	$500,000	$ —	$ —

May 31, 2013	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Pennsylvania Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2014